Exhibit 10.3

EXECUTION COPY

THL CREDIT, INC.

(a Delaware corporation)

9,000,000 Shares of Common Stock

PURCHASE AGREEMENT

Dated: April 21, 2010

THL CREDIT, INC.

(a Delaware corporation)

9,000,000 Shares of Common Stock

(Par Value $0.001 Per Share)

PURCHASE AGREEMENT

April 21, 2010

Merrill Lynch, Pierce, Fenner & Smith

    Incorporated

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

as Representatives of the several Underwriters

c/o Merrill Lynch, Pierce, Fenner & Smith

        Incorporated

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

THL Credit, Inc. (the “Company”) and THL Credit Advisors LLC, a Delaware limited liability company (“THL Advisors” or the “Advisor;” and, together with the Company, the “THL Entities”), confirm their respective agreements with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $0.001 per share, of the Company (“Common Stock”) set forth in Schedule A hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 1,350,000 additional shares of Common Stock to cover overallotments, if any. The aforesaid 9,000,000 shares of Common Stock (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the 1,350,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the “Option Securities”) are hereinafter called, collectively, the “Securities.”

The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-2 (No. 333-159636), including the related preliminary prospectus or prospectuses, covering the registration of the sale of the IPO Securities (as defined below) under the Securities Act of 1933, as amended (the “1933 Act”). The Company filed a Form N-6F “Notice of Intent to Elect to be Subject to Sections 55 Through 65 of the Investment Company Act of 1940” (File No. 814-00789) (the “Notice of Intent”) pursuant to Section 6(f) of the Investment Company Act (as defined below), with the Commission on June 1, 2009, as amended on August 24, 2009, November 23, 2009 and February 22, 2010, under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “Investment Company Act”). The Company filed a Form N-54A “Notification of Election to be Subject to Sections 55 Through 65 of the Investment Company Act of 1940 Filed Pursuant to Section 54(a) of the Investment Company Act” (File No. 814-00789) (the “Notification of Election”) under the Investment Company Act with the Commission on April 21, 2010. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”) and Rule 497 (“Rule 497”) of the 1933 Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as “Rule 430A Information.” Each prospectus used before such registration statement became effective, and any prospectus that omitted the Rule 430A Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “preliminary prospectus.” Such registration statement, including the amendments, the exhibits and any schedules thereto, at the time it became effective, and including the Rule 430A Information, is herein called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”) or its Interactive Data Electronic Applications system (“IDEA”).

The Company has entered into (i) an investment management agreement, dated as of April 1, 2010 (the “Investment Management Agreement”), with THL Advisors, registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “Advisers Act”), (ii) an Administration Agreement, dated as of July 23, 2009 (the “Administration Agreement”), with THL Advisors (THL Advisors, as the administrator, is hereinafter referred to as the “Administrator”); (iii) a Subscription Agreement, dated as of April 21, 2010 (the “BDC Holdings Subscription Agreement”), with THL Credit Partners BDC Holdings, L.P., a Delaware limited partnership (“BDC Holdings”), with respect to the sale by the Company and the purchase by BDC Holdings of 6,307,692 shares of Common Stock (such shares, the “BDC Holdings Securities,” and, together with the Securities, the “IPO Securities”) and (iv) a Purchase and Sale Agreement, dated as of April 20, 2010 (the “Initial Portfolio Assets Agreement”), with THL Credit Opportunities, L.P., a Delaware limited partnership (“THL Credit Opportunities”), and BDC Holdings, for the purchase by the Company of the investments described in the General Disclosure Package and Prospectus under “The Company—Portfolio Composition” (the “Initial Portfolio Assets”) from THL Credit Opportunities and for the sale of 4,140,496 shares of Common Stock by the Company to BDC Holdings in a private placement (the “Private Placement”). The Initial Portfolio Assets Agreement, together with all bills of sale, assignment agreements and other agreements and documents necessary or advisable to convey the Initial Portfolio Assets to the Company, are hereinafter collectively referred to as the “Conveyance Documents.” The THL Entities have also entered into a License Agreement, dated as of September 15, 2009 (the “License Agreement”), with Thomas H. Lee Partners, L.P., a Delaware limited partnership (“THL Partners”), which owns the trade name and service mark THL, for the grant of a license by THL Partners to each of the THL Entities to use the THL mark in association with the commercial activities of the THL Entities. This Agreement, the Investment Management Agreement, the Administration Agreement, the BDC Holdings Subscription Agreement, the Conveyance Documents and the License Agreement are hereinafter referred to collectively as the “Company Agreements.”

SECTION 1. Representations and Warranties.

(a) Representations and Warranties relating to the Company. The THL Entities, jointly and severally, hereby represent and warrant to each Underwriter as of the date hereof, as of the Applicable Time referred to in Section 1(a)(i) hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

(i) Compliance with Registration Requirements. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the knowledge of the THL Entities, are contemplated by the Commission. The THL Entities have complied with each request (if any) from the Commission for additional information.

At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any post-effective amendments thereto, as the case may be, complied and, as so amended, will comply in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations and the Investment Company Act and did not and, as so amended, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectus or any such amendment or supplement was issued and, as so supplemented, at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has not prepared, used or referred to, and will not prepare, use or refer to, any free writing prospectus as defined in Rule 405 under the 1933 Act.

As of the Applicable Time (as defined below), the preliminary prospectus dated April 13, 2010, as of the Applicable Time, and the information included on Schedule B hereto, considered together (collectively, the “General Disclosure Package”), did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means 7:00 A.M. (New York City time) on April 22, 2010 or such other time as agreed by the Company and Merrill Lynch.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the information in the Prospectus in the first paragraph under “Underwriting–Commissions and Discounts,” the information in the second and third paragraphs under “Underwriting–Price Stabilization, Short Positions and Penalty Bids” and the information under “Underwriting–Electronic Distribution” (collectively, the “Underwriter Information”).

Each preliminary prospectus (including the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto) complied when so filed in all material respects with the 1933 Act, the 1933 Act Regulations and the Investment Company Act and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR or IDEA, except to the extent permitted by Regulation S-T.

At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the IPO Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(ii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations and the Public Accounting Oversight Board.

(iii) Financial Statements. The financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company for the periods specified; said financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus under the 1933 Act, 1933 Act Regulations or the Investment Company Act.

(iv) No Material Adverse Change in Business. Except as otherwise stated therein, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material with respect to the Company, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or repurchase or redemption by the Company of any class of capital stock.

(v) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the General Disclosure Package and the Prospectus and to enter into and perform its obligations under the Company Agreements; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(vi) No Subsidiaries. The Company has no subsidiaries.

(vii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the General Disclosure Package and Prospectus. The shares of issued and outstanding capital stock have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

(viii) Authorization of Company Agreements; Enforceability. (A) The Company Agreements have been duly authorized, executed and delivered by the Company. Each of the Company Agreements is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnity and contribution hereunder and thereunder may be limited by general equitable principles or federal or state securities laws or public policy underlying such laws. (B) The BDC Holdings Subscription Agreement has been duly authorized, executed and delivered by BDC Holdings. The BDC Holdings Subscription Agreement is a valid and binding agreement of BDC Holdings, enforceable against BDC Holdings in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnity and contribution hereunder and thereunder may be limited by general equitable principles or federal or state securities laws or public policy underlying such laws. (C) The Conveyance Documents have been duly authorized, executed and delivered by THL Credit Opportunities and BDC Holdings, as applicable. Each of the Conveyance Documents is a valid and binding agreement of THL Credit Opportunities and BDC Holdings, as applicable, enforceable against THL Credit Opportunities and BDC Holdings, as applicable, in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of auditors or by general equitable principals and except as rights to indemnity and contribution thereunder may be limited by general equitable principles or federal or state securities laws or public policies underlying such laws. (D) The License Agreement has been duly authorized, executed and delivered by THL Partners. The License Agreement is a valid and binding agreement of THL Partners, enforceable against THL Partners in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of auditors or by general equitable principals and except as rights to indemnity and contribution thereunder may be limited by general equitable principles or federal or state securities laws or public policies underlying such laws.

(ix) Authorization and Description of Securities. The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable. The BDC Holdings Securities to be purchased by BDC Holdings from the Company have been duly authorized for issuance and sale to BDC Holdings pursuant to the BDC Holdings Subscription Agreement and, when issued and delivered by the Company pursuant to the BDC Holdings Subscription Agreement against payment of the consideration set forth therein, will be validly issued and fully paid and non-assessable. The Common Stock conforms to all statements relating thereto contained in the General Disclosure Package and Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the IPO Securities will be subject to personal liability by reason of being such a holder; and the issuance of the IPO Securities is not subject to any preemptive or other similar rights of any securityholder of the Company. The shares of Common Stock issued to BDC Holdings in connection with the Private Placement have been duly authorized, issued and delivered against payment of the consideration therefor, and are validly issued and fully paid and nonassessable. The issuance of such shares of Common Stock pursuant to the Private Placement is not subject to any preemptive or other similar rights of any securityholder of the Company. The shares of Common Stock issued in connection with the Private Placement were issued, offered and sold in compliance with applicable federal and state securities laws.

(x) Absence of Defaults and Conflicts. The Company is not (A) in violation of its charter, by-laws or similar organizational documents, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of the properties or assets of the Company is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect, or (C) in violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the THL Entities or any of their respective properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect. The execution, delivery and performance of the Company Agreements and the consummation of the transactions contemplated therein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the IPO Securities and the use of the proceeds from the sale of the IPO Securities as described therein under the caption “Use of Proceeds,” and the issuance and sale of shares of Common Stock to BDC Holdings in connection with the Private Placement) and compliance by the Company with its obligations under the Company Agreements do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter, by-laws or similar organizational documents of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity. As used herein, a “Repayment

Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company.

(xi) Absence of Labor Dispute. The Company has no employees. The THL Entities are not aware of any existing or imminent labor disturbance by the employees of any of the Company’s principal suppliers, customers or contractors which could result in a Material Adverse Effect.

(xii) Absence of Proceedings. Except as disclosed in the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any Government Entity now pending or, to the knowledge of the THL Entities, threatened, against or affecting the Company, which might result in a Material Adverse Effect, or which might materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Company Agreements or the performance by the Company of its obligations hereunder and thereunder; the aggregate of all pending legal or governmental proceedings to which the Company is a party or of which any of its property or assets is the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, could not result in a Material Adverse Effect.

(xiii) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

(xiv) Possession of Intellectual Property. The Company owns or possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, and the Company has not received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

(xv) Required Actions. The Company, subject to the filing of the Prospectus under Rule 497, has taken all required actions under the 1933 Act, the 1933 Act Regulations and the Investment Company Act to make the public offering and consummate the sale of the IPO Securities as contemplated by this Agreement and the BDC Holdings Subscription Agreement, as applicable.

(xvi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Government Entity is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the IPO Securities hereunder and under the BDC Holdings Subscription Agreement, as applicable, or the consummation of the transactions contemplated by the Company Agreements, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the Investment Company Act, the rules of the NASDAQ Stock Market LLC, state securities laws or the rules of the Financial Industry Regulatory Authority (“FINRA”).

(xvii) Absence of Manipulation. Neither the Company nor any affiliate of the Company has taken, nor will the Company or any affiliate take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the IPO Securities.

(xviii) Offers to Sell. The Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and, prior to the later to occur of (A) the Closing Time and (B) completion of the distribution of the IPO Securities, will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the IPO Securities other than (w) the Registration Statement, any preliminary prospectus and the Prospectus, and any amendment or supplement to any of the forgoing; (x) the Conveyance Documents; (y) the BDC Holdings Subscription Agreement; and (z) any prospectus wrapper. All other promotional materials (including “road show slides” or “road show scripts”) prepared in connection with the marketing of the Securities (collectively, “Road Show Materials”) were used in accordance with Section 3. Each of the Road Show Materials and the prospectus wrapper is not inconsistent with the Registration Statement, any preliminary prospectus and the Prospectus, and when taken together with any preliminary prospectus and the Rule 430A Information, at the Applicable Time, did not contain any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(xix) Possession of Licenses and Permits. The Company possesses such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by the Company, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; the Company is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and the Company has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xx) Title to Property. The Company has good and marketable title to all real property owned by the Company and good title to all other properties owned by it, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the General Disclosure Package and the Prospectus or (B) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and all of the leases and subleases material to the business of the Company, and under which the Company holds properties described in the General Disclosure Package and the Prospectus, are in full force and effect, and the Company has no notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company to the continued possession of the leased or subleased premises under any such lease or sublease.

(xxi) Initial Portfolio Assets. The Company owns, and has good and marketable title to, the Initial Portfolio Assets, free and clear of all mortgages, pledges, liens, security interests, claims or encumbrances of any kind. All of the applicable investment documents and agreements which constitute the Initial Portfolio Assets (the “Investment Documents and Agreements”) are in full force and effect, and the Company has no notice of any material claim of any sort that has been asserted by anyone adverse to the right of the Company under the Investment Documents and Agreements, or affecting or questioning the rights of the Company under any of the Investment Documents and Agreements. Each portfolio company described in the Prospectus under “The Company—Portfolio Composition” is current with all of its obligations under the applicable Investment Documents and Agreements, and no event of default (or a default which with the giving of notice or the passage of time would become an event of default) has occurred or is continuing under such Investment Documents and Agreements.

(xxii) Environmental Laws. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) the Company is not in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Company relating to Hazardous Materials or any Environmental Laws.

(xxiii) Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

(xxiv) Accounting Controls. The Company maintains effective internal control over financial reporting (as defined under Rule 13a-15 and 15d-15 under the 1934 Act (as defined below)) and each of the THL Entities maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Such internal controls are effective and neither of the THL Entities is aware of any material weakness in the Company’s internal control over financial reporting or in the THL Entities’ internal accounting controls.

(xxv) Compliance with the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement, it will be in compliance with all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are then in effect and with which the Company is required to comply as of the effectiveness of the Registration Statement, and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect, upon the effectiveness of such provisions, or which will become applicable to the Company at all times after the effectiveness of the Registration Statement.

(xxvi) Payment of Taxes. All United States federal income tax returns of the Company required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid. The Company has filed all other tax returns that are required to have been filed by it pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not result in a Material Adverse Effect, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company except those taxes currently being contested in good faith.

(xxvii) Insurance. The Company carries or is entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business and as may be required by applicable law, and all such insurance, including without limitation the Company’s fidelity bond as required by Rule 17g-1 of the Investment Company Act, is in full force and effect. The Company has no reason to believe that it will not be able (A) to renew its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect. The Company has not been denied any insurance coverage which it has sought or for which it has applied.

(xxviii) Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate, and, to the extent required, the Company has obtained the written consent to the use of such data from such source.

(xxix) Foreign Corrupt Practices Act. Neither the Company nor, to the knowledge of the THL Entities, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the knowledge of the THL Entities, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxx) Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any Governmental Entity involving the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the THL Entities, threatened.

(xxxi) OFAC. Neither the Company nor, to the knowledge of the THL Entities, any director, officer, agent, employee, affiliate or person acting on behalf of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the IPO Securities, or lend, contribute or otherwise make available such proceeds to any joint venture partners or other person, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xxxii) Payment and Receipt of Funds. Neither the Company nor, to the knowledge of the THL Entities, any director, officer, agent employee, affiliate or person acting on behalf of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement, any preliminary prospectus and the Prospectus.

(xxxiii) Rule 38a-1 Compliance Policies. The Company has adopted and implemented written policies and procedures pursuant to Rule 38a-1 under the Investment Company Act reasonably designed to prevent violation of the federal securities laws by the Company, including policies and procedures that provide oversight of compliance of each investment.

(xxxiv) Registered Management Investment Company. The Company is not and, after giving effect to the offering and sale of the IPO Securities, will not be, a “registered management investment company” as such term is used under the Investment Company Act.

(xxxv) Notice of Intent. When the Notice of Intent, and each amendment thereto, was filed with the Commission, such Notice of Intent, and each amendment thereto, (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Investment Company Act and (B) did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

(xxxvi) Notification of Election. When the Notification of Election was filed with the Commission, it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Investment Company Act and (B) did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

(xxxvii) Election as a Business Development Company. The Company has elected, by filing the Notification of Election, to be treated by the Commission under the Investment Company Act as a “business development company” (the “BDC Election”). The Company will not, as of the Closing Time for the Initial Securities and the Date of Delivery for any Option

Securities, have filed with the Commission any notice of withdrawal of the BDC Election pursuant to Section 54(c) of the Investment Company Act. The BDC Election is effective and no order of suspension or revocation of such election has been issued or proceedings therefor initiated or threatened by the Commission.

(xxxviii) Investment Management Agreement in Compliance with Laws. The terms of the Investment Management Agreement, including compensation terms, comply with all applicable provisions of the Investment Company Act and the Advisers Act, including without limitation Section 15 of the Investment Company Act and Section 205 of the Advisers Act, each as applicable to business development companies.

(xxxix) All Necessary Approvals of Investment Management Agreement. The approval by the board of directors and the sole initial shareholder of the Company of the Investment Management Agreement has been made in accordance with the requirements of Section 15 of the Investment Company Act applicable to companies that have elected to be “business development companies” under the Investment Company Act.

(xl) Compliance of Company Agreements with Investment Company Act. This Agreement and each of the Company Agreements complies in all material respects with all applicable provisions of the 1933 Act, the 1933 Act Regulations, the Investment Company Act and the Advisers Act.

(xli) Price Per Share. In determining the initial public offering price per Security set forth on the cover page of the Prospectus as of the Applicable Time, the Company complied in all material respects with, and obtained any required approvals under, Section 23 and Section 63 of the Investment Company Act.

(xlii) Interested Persons. Except as disclosed in the Prospectus, the General Disclosure Package and Registration Statement, (A) no person is serving or acting as an officer, director or investment adviser of the Company except in accordance with the provisions of the Investment Company Act and the Advisers Act and (B) no director of the Company is an “interested person” (as defined in the Investment Company Act) of the Company or an “affiliated person” (as defined in the Investment Company Act) of any of the Underwriters.

(xliii) Operations Comply with Investment Company Act. The operations of the Company are in compliance in all material respects with the provisions of the Investment Company Act applicable to “business development companies.” The provisions of the corporate charter, by-laws and other similar organizational documents of the Company and the investment objectives, policies and restrictions described in the Prospectus, the General Disclosure Package and Registration Statement, assuming they are implemented as so described, will comply in all material respects with the requirements of the Investment Company Act.

(xliv) Conditions for Use of Form N-2. The Company has satisfied the conditions for the use of Form N-2, as set forth in the general instructions thereto, with respect to the Registration Statement.

(xlv) RIC Compliance. The Company intends to operate its business so as to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company also intends to direct the investment of the proceeds received by it from the sale of the IPO Securities in such a manner as to comply with the requirements of Subchapter M of the Code.

(xlvi) Lending Relationship. Except as disclosed in the General Disclosure Package and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter and (ii) does not intend to use any of the proceeds from the sale of the IPO Securities to repay any outstanding debt owed to any affiliate of any Underwriter.

(xlvii) Absence of Business Relationships. There are no business relationships or related-party transactions involving the Company or any other person required to be described in the Registration Statement, any preliminary prospectus and the Prospectus which have not been described as required.

(xlviii) Absence of Extensions of Credit. The Company has not, directly or indirectly, extended credit, arranged to extend credit or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the THL Entities, or to or for any family member or affiliate of any director or executive officer of the THL Entities.

(b) Representations and Warranties relating to THL Advisors. The THL Entities, jointly and severally, hereby represent and warrant as of the date hereof, as of the Applicable Time referred to in Section 1(a)(i), as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agree with each Underwriter, as follows:

(i) No Material Adverse Change in Business. Except as otherwise stated therein, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of THL Advisors, whether or not arising in the ordinary course of business (a “THL Advisors Material Adverse Effect”), and (B) there have been no transactions entered into by THL Advisors, other than those in the ordinary course of business, which are material with respect to THL Advisors.

(ii) Good Standing of THL Advisors. THL Advisors has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and the General Disclosure Package and to enter into and perform its obligations under the Company Agreements; and THL Advisors is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect or a THL Advisors Material Adverse Effect.

(iii) Authorization of Company Agreements; Enforceability. The Company Agreements to which THL Advisors is a party have been duly authorized, executed and delivered by THL Advisors and are valid and binding agreements of THL Advisors, enforceable against THL Advisors in accordance with their respective terms except as the enforcement hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnity and contribution hereunder and thereunder may be limited by general equitable principles or federal or state securities laws or public policy underlying such laws.

(iv) Absence of Defaults and Conflicts. THL Advisors is not (A) in violation of its charter, by-laws or similar organizational documents, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which THL Advisors is a party or by which it may be bound or to which any of the properties or assets of THL Advisors is subject (collectively, “THL Advisors Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect or a THL Advisors Material Adverse Effect, or (C) in violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect or a THL Advisors Material Adverse Effect. The execution, delivery and performance of the Company Agreements to which THL Advisors is a party and the consummation of the transactions contemplated therein and herein and in the Registration Statement, the General Disclosure Package and the Prospectus, and compliance by THL Advisors with its obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or THL Advisors Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of THL Advisors pursuant to, the THL Advisors Agreements and Instruments (except for such conflicts, breaches, defaults or THL Advisors Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect or a THL Advisors Material Adverse Effect), nor will such action result in any violation of the provisions of the charter, by-laws or similar organizational documents of THL Advisors or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity. As used herein, a “THL Advisors Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by THL Advisors.

(v) Absence of Employment Disputes; Departures of Key Employees. No employment dispute with the employees of THL Advisors exists or, to the knowledge of each THL Entity, is imminent, and the THL Entities are not aware of any existing or imminent departure of any key employee of THL Advisors.

(vi) Absence of Proceedings. Except as disclosed in the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any Government Entity now pending or, to the knowledge of the THL Entities, threatened, against or affecting THL Advisors, which might result in a Material Adverse Effect or a THL Advisors Material Adverse Effect, or which might materially and adversely affect the properties or assets of the Company or THL Advisors or the consummation of the transactions contemplated in the Company Agreements to which THL Advisors is a party or the performance by THL Advisors of its obligations hereunder and thereunder; the aggregate of all pending legal or governmental proceedings to which THL Advisors is a party or of which any of its property or assets is the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, could not result in a Material Adverse Effect or a THL Advisors Material Adverse Effect.

(vii) Possession of Intellectual Property. THL Advisors owns or possesses, or can acquire on reasonable terms, Intellectual Property necessary to carry on the business now operated by it, and THL Advisors has not received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of THL Advisors therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect or THL Advisors Material Adverse Effect.

(viii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of any Governmental Entity is necessary or required for the performance by THL Advisors of its obligations under the Company Agreements to which it is a party, in connection with the offering or the consummation of the transactions contemplated by such Company Agreements, except such as have been already obtained.

(ix) Absence of Manipulation. Neither THL Advisors nor any affiliate of THL Advisors has taken, nor will THL Advisors or any affiliate take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the IPO Securities.

(x) Registration. THL Advisors is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Investment Management Agreement for the Company as contemplated by the Prospectus and Registration Statement. There does not exist any proceeding or, to the knowledge of the THL Entities, any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of THL Advisors with the Commission.

(xi) Financial Resources. THL Advisors has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus and the General Disclosure Package and under the Company Agreements to which THL Advisors is a party.

(xii) Possession of Licenses and Permits. THL Advisors possesses such Governmental Licenses issued by the appropriate Governmental Entities necessary to conduct the business now operated by THL Advisors, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect or a THL Advisors Material Adverse Effect; THL Advisors is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect or a THL Advisors Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect or a THL Advisors Material Adverse Effect; and THL Advisors has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect or a THL Advisors Material Adverse Effect.

(xiii) Insurance. THL Advisors carries or is entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. The THL Entities have no reason to believe that THL

Advisors will not be able to (A) renew its existing insurance coverage as and when such policies expire or (B) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect or a THL Advisors Material Adverse Effect. THL Advisors has not been denied any insurance coverage which it has sought or for which it has applied.

(xiv) Foreign Corrupt Practices Act. Neither THL Advisors nor, to the knowledge of the THL Entities, any director, officer, agent, employee, affiliate or other person acting on behalf of THL Advisors, is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and THL Advisors and, to the knowledge of the THL Entities, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xv) Money Laundering Laws. The operations of THL Advisors are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Money Laundering Laws and no action, suit or proceeding by or before any Governmental Entity involving THL Advisors with respect to the Money Laundering Laws is pending or, to the best knowledge of the THL Entities, threatened.

(xvi) OFAC. Neither THL Advisors nor, to the knowledge of the THL Entities, any director, officer, agent, employee, affiliate or person acting on behalf of THL Advisors is currently subject to any U.S. sanctions administered by OFAC; and THL Advisors will not directly or indirectly use the proceeds of the sale of the IPO Securities, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xvii) Investment Management Agreement in Compliance with Laws. The terms of the Investment Management Agreement, including compensation terms, comply with all applicable provisions of the Investment Company Act and the Advisers Act, including without limitation Section 15 of the Investment Company Act and Section 205 of the Advisers Act, each as applicable to business development companies.

(xviii) Compliance Policies. THL Advisors has adopted and implemented written policies and procedures pursuant to Rule 206(4)-7 under the Advisers Act reasonably designed to prevent violation of the Advisers Act by THL Advisors.

(xix) Description of THL Advisors. The description of THL Advisors in the Registration Statement, the General Disclosure Package and the Prospectus, including in its roles as Advisor and Administrator, is accurate in all material respects.

(c) Officer’s Certificates. Any certificate signed by any officer of any THL Entity and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by such THL Entity to each Underwriter as to the matters covered thereby.

SECTION 2. Sale and Delivery to Underwriters; Closing.

(a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule A, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 1,350,000 shares of Common Stock, at the price per share set forth in Schedule A, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering overallotments made in connection with the offering and distribution of the Initial Securities upon notice by Merrill Lynch to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by Merrill Lynch, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject, in each case, to such adjustments as Merrill Lynch in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, NY 10019, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:30 A.M. (New York City time) on the third (fourth, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called the “Closing Time”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option

Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

(d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (New York City time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

(a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b) hereof, will comply with the requirements of Rule 430A, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the IPO Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the IPO Securities. The Company will effect all filings required under Rule 497, in the manner and within the time period required by Rule 497, and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 497(c) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

(b) Filing of Amendments and 1934 Act Documents. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object. The Company has given the Representatives notice of any filings made pursuant to the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (collectively, the “1934 Act”) within 48 hours prior to the Applicable Time; the Company will give the Representatives notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

(c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR or IDEA, except to the extent permitted by Regulation S-T.

(d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the IPO Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR or IDEA, except to the extent permitted by Regulation S-T.

(e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the IPO Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

(f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the IPO Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for so long as required to complete the distribution of the IPO Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the IPO Securities in the manner specified in the General Disclosure Package and the Prospectus under “Use of Proceeds.”

(i) Listing. The Company will use its best efforts to effect and maintain the listing of the Common Stock (including the IPO Securities) on the Nasdaq Global Select Market.

(j) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of the Representatives, (i) directly or indirectly, offer, lend, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for or repayable with Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the IPO Securities to be sold hereunder or pursuant to the BDC Holdings Subscription Agreement, as applicable. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions imposed in this clause (j) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(k) Reporting Requirements. The Company, during the period when a prospectus relating to the IPO Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

(l) Compliance with FINRA Rules. The Company hereby agrees that it will ensure that the BDC Holdings Securities will be restricted as required by FINRA or the FINRA rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. The Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the BDC Holdings Securities, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

(m) Maintain Status as a Business Development Company. The Company, during a period of two (2) years from the effective date of the BDC Election, will use its best efforts to maintain its status as a “business development company” under the Investment Company Act; provided, however, the Company may change the nature of its business so as to cease to be, or to withdraw its election as, a business development company with the approval of the board of directors and a vote of stockholders as required by Section 58 of the Investment Company Act or any successor provision.

(n) Qualification as a Regulated Investment Company. The Company will use its best efforts to qualify for and elect to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Code for its initial taxable year ending December 31, 2010, and to maintain such qualification and election in effect for each full fiscal year during which it is a business development company under the Investment Company Act; provided however, that at the discretion of the Company’s board of directors, it may elect not to be so treated.

(o) Copies of Notice of Intent and Notification of Election. The Company agrees to furnish the Underwriters with copies of the Notice of Intent and Notification of Election and all amendments thereto (including exhibits).

SECTION 4. Payment of Expenses.

(a) Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the IPO Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the fees and expenses of any transfer agent or registrar for the IPO Securities, (vii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by FINRA of the terms of the sale of the IPO Securities, (viii) the fees and expenses incurred in connection with the listing of the IPO Securities on the Nasdaq Global Select Market, (ix) all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, in connection with matters related to the BDC Holdings Securities, (x) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Securities made by the Underwriters caused by a breach of the representation contained in the third paragraph of Section 1(a)(i) hereof and (xi) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, Road Show Materials, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and of the Representatives and any such consultants; provided, however, that the Representatives will pay, or cause to be paid, fifty percent (50%) of the rental cost of any aircraft and other transportation chartered by the Representatives in connection with the road show.

(b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a) or Section 10 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the THL Entities contained in Section 1 hereof or in certificates of any officer of the THL Entities delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement; BDC Election; Rule 430A Information. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at the Closing Time no stop order suspending the effectiveness of the Registration Statement or any post effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated; and the Company has complied with each request (if any) from the Commission for additional information. A prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 497(h) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A. The BDC Election is effective and at the Closing Time no order suspending the effectiveness of the BDC Election shall have been issued or proceedings therefor initiated or threatened by the Commission.

(b) Opinion of Counsel for Company. At the Closing Time, the Representatives shall have received the favorable opinion, dated as of the Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request.

(c) Opinion of Counsel for THL Advisors. At the Closing Time, the Representatives shall have received the favorable opinion, dated as of the Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for THL Advisors, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

(d) Opinion of Counsel for Underwriters. At the Closing Time, the Representatives shall have received the favorable opinion, dated as of the Closing Time, of Sidley Austin LLP, counsel for the Underwriters, in form and substance satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the THL Entities and certificates of public officials.

(e) Officers’ Certificate relating to the Company. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chief Executive Officer or a President, and of the chief financial or chief accounting officer, of each THL Entity, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement under the 1933 Act has been issued, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to their knowledge, contemplated.

(f) Officers’ Certificate relating to THL Advisors. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of THL Advisors, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chief Executive Officer or a President, and of the chief financial or chief accounting officer, of each THL Entity, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(b) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) THL Advisors has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

(g) Accountant’s Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Pricewaterhouse Coopers LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(h) Bring-down Comfort Letter. At the Closing Time, the Representatives shall have received from Pricewaterhouse Coopers LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(g) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(i) Approval of Listing. At the Closing Time, the IPO Securities shall have been approved for inclusion in the Nasdaq Global Select Market, subject only to official notice of issuance.

(j) No Objection. FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the IPO Securities.

(k) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit C hereto signed by the parties listed on Schedule C hereto.

(l) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the THL Entities contained herein and the statements in any certificates furnished by the THL Entities hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

(i) Officers’ Certificate relating to the Company. A certificate, dated such Date of Delivery, of the Chief Executive Officer or a President, and of the chief financial or chief accounting officer, of each of the THL Entities confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

(ii) Officers’ Certificate relating to THL Advisors. A certificate, dated such Date of Delivery, of the Chief Executive Officer or a President, and of the chief financial or chief accounting officer, of each THL Entity confirming that the certificate delivered at the Closing Time pursuant to Section 5(f) hereof remains true and correct as of such Date of Delivery.

(iii) Opinion of Counsel for Company. The favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

(iv) Opinion of Counsel for THL Advisors. The favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for THL Advisors, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(v) Opinion of Counsel for Underwriters. The favorable opinion of Sidley Austin LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

(vi) Bring-down Comfort Letter. A letter from Pricewaterhouse Coopers LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(g) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three days prior to such Date of Delivery.

(m) Additional Documents. At the Closing Time and at each Date of Delivery (if any) counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the IPO Securities as contemplated herein and in the BDC Holdings Subscription Agreement, as applicable, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the IPO Securities as contemplated herein and in the BDC Holdings Subscription Agreement, as applicable, shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

(n) Termination of Agreement. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to the Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 1, 6, 7, 8, 11 and 14 through 20 hereof shall survive any such termination and remain in full force and effect.

SECTION 6. Indemnification.

(a) Indemnification of Underwriters. The THL Entities, jointly and severally, agree to indemnify and hold harmless each Underwriter, its directors, officers, and employees, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”), its selling agents, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (x) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A

Information or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, the General Disclosure Package, the Prospectus or any prospectus wrapper (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (y) any Road Show Materials or the Company’s road show presentation;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company or THL Advisors, as applicable;

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(b) Indemnification of Company, Directors and Officers and THL Advisors. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and THL Advisors against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Representatives, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement, unless it shall have been finally judicially determined that such indemnified party is not entitled to indemnification therefor or unless such failure to reimburse the indemnified party is based on a dispute with a good faith basis as to either the obligation of the indemnifying party arising under this Section 6 to indemnify the indemnified party or the amount of such obligation and the indemnifying party shall have notified the indemnified party of such good faith dispute prior to the date of such settlement.

SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the THL Entities on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the THL Entities on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the THL Entities on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discount received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

The relative fault of the THL Entities on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the THL Entities or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The THL Entities and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, (i) each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s directors, officers, employees, Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and (ii) each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company, within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

SECTION 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or THL Advisors submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors, any person controlling the Company or any person controlling THL Advisors and (ii) delivery of and payment for the Securities.

SECTION 9. Termination of Agreement.

(a) Termination; General. The Representatives, in their absolute discretion, may terminate this Agreement without liability to the THL Entities, by notice to the THL Entities, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus or General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the completion of the offering or to enforce any contracts for the sale of the IPO Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq Global Select Market, or if trading generally on the New York Stock Exchange or in the Nasdaq Stock Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other Governmental Entity, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

(b) Liabilities. If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, 11 and 14 through 20 hereof shall survive such termination and remain in full force and effect.

SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(i) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(ii) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the (i) Representatives or (ii) the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to (A) Merrill Lynch, Pierce, Fenner & Smith Incorporated at One Bryant Park, New York, New York 10036 Attention: Syndicate Department (facsimile: (646) 855-3073), with a copy to Merrill Lynch, Pierce, Fenner & Smith Incorporated at One

Bryant Park, New York, New York 10036, Attention: ECM Legal (facsimile: (212) 230-8730); (B) Citigroup Global Markets Inc. at 388 Greenwich Street, New York, New York 10013 Attention: General Counsel (facsimile: (212) 816-7912); and (C) Deutsche Bank Securities Inc. at 60 Wall Street, 4th Floor, New York, New York 10005, Attention: ECM Syndicate Desk (facsimile: (212) 797-9344), with a copy to the General Counsel (facsimile: (212) 797-4564); notices to the Company shall be directed to it at THL Credit, Inc., 100 Federal Street, Boston, MA 02110, attention of Terrence W. Olson (facsimile: (877) 494-9096); and notices to THL Advisors shall be directed to it at THL Credit Advisors LLC, 100 Federal Street, Boston, MA 02110, attention of Terrence W. Olson (facsimile: (877) 494-9096).

SECTION 12. No Advisory or Fiduciary Relationship. Each of the THL Entities acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the initial public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and THL Advisors, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering of the IPO Securities and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the THL Entities, or their respective stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the THL Entities with respect to the offering of the IPO Securities or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the THL Entities on other matters) and no Underwriter has any obligation to the THL Entities with respect to the offering of the IPO Securities except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of each of the THL Entities, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering of the IPO Securities and each of the THL Entities has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 13. Research Analyst Independence. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or offering that differ from the views of their respective investment banking divisions. Each THL Entity hereby waives and releases, to the fullest extent permitted by law, any claims that such THL Entity may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or THL Advisors by such Underwriters’ investment banking divisions. Each THL Entity acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be subject of the transactions contemplated by this Agreement.

SECTION 14. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the THL Entities and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the THL Entities and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the THL Entities and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 15. Trial by Jury. Each of the THL Entities (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 16. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

SECTION 17. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 18. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 20. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the THL Entities in accordance with its terms.

Very truly yours,

THL CREDIT, INC.

By:	/s/ Terrence W. Olson
	Name:	Terrence W. Olson
	Title:	Chief Financial Officer

THL CREDIT ADVISORS LLC

By:	/s/ James K. Hunt
	Name:	James K. Hunt
	Title:	Chief Executive Officer

CONFIRMED AND ACCEPTED,
as of the date first above written:

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc. as Representatives of the several Underwriters

By:	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

	By:	/s/ Ian T. Simmonds
		Name:	Ian T. Simmonds
		Title:	Vice President

By:	CITIGROUP GLOBAL MARKETS INC.

	By:	/s/ Kevin Deignan
		Name:	Kevin Deignan
		Title:	Managing Director

By:	DEUTSCHE BANK SECURITIES INC.

	By:	/s/ VJ Voorheis
		Name:	VJ Voorheis
		Title:	Managing Director

	By:	/s/ Ray Peters
		Name:	Ray Peters
		Title:	Managing Director

SCHEDULE A

The initial public offering price per share for the Securities shall be $13.00.

The purchase price per share for the Securities to be paid by the several Underwriters shall be $12.1875, being an amount equal to the initial public offering price set forth above less $0.8125 per share, subject to adjustment in accordance with Section 2(b) for dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

Name of Underwriter	Number of Initial Securities

Merrill Lynch, Pierce, Fenner & Smith Incorporated	3,150,000
Citigroup Global Markets Inc.	2,250,000
Deutsche Bank Securities Inc.	1,440,000
Stifel, Nicolaus & Company, Incorporated	810,000
BB&T Capital Markets, a division of Scott & Stringfellow, LLC	337,500
Houlihan Lokey Howard & Zukin Capital, Inc.	337,500
Keefe, Bruyette & Woods, Inc.	337,500
RBC Capital Markets Corporation	337,500

Total	9,000,000

Sch A-1

SCHEDULE B

THL CREDIT, INC.

Pricing Terms

1. The Company is selling 15,307,692 Shares of Common Stock, par value $0.001 per share, which includes (i) 9,000,000 Shares of Common Stock, par value $0.001 per share, to be purchased by the Underwriters and (ii) 6,307,692 Shares of Common Stock, par value $0.001 per share, to be purchased by BDC Holdings.

2. The Company has granted an option to the Underwriters, severally and not jointly, to purchase up to an additional 1,350,000 shares of Common Stock.

3. The initial public offering price per share for the Securities shall be $13.00.

Sch B - 1

SCHEDULE C

List of Parties Subject to Lock-up

1.	THL Credit Opportunities, L.P.

2.	THL Credit Partners BDC Holdings, L.P.

3.	James K. Hunt

4.	David K. Downes

5.	Nancy Hawthorne

6.	Keith W. Hughes

7.	John A. Sommers

8.	David Southwell

9.	Sam W. Tillinghast

10.	W. Hunter Stropp

11.	Terrence W. Olson

12.	Charles A. Brizius

13.	Gregory S. Hammer

14.	Christopher J. Flynn

15.	Kunal M. Soni

16.	Scott V. Turco

17.	Howard Wu

18.	Walter Chung

19.	THLP Debt Partners L.P.

Sch C - 1

Exhibit A

FORM OF OPINION OF COMPANY’S COUNSEL

TO BE DELIVERED PURSUANT TO SECTION 5(b)

1. The Company (a) has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware, (b) has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the General Disclosure Package, Registration Statement and Prospectus, (c) has the corporate power to execute and deliver the Company Agreements and (d) is qualified to conduct its business and is not delinquent in filing reports in the Commonwealth of Massachusetts.

2. The Company has an authorized capitalization as set forth in the Prospectus and the authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Registration Statement, the Preliminary Prospectus and the Prospectus. The [            ] shares of Common Stock shown by the Company’s stock record books as being issued and outstanding immediately prior to the date hereof have been duly authorized and are validly issued and are fully paid and nonassessable, and free and clear of any preemptive or any similar rights under the Company’s Certificate of Incorporation, the By-Laws, the General Corporation Law of the State of Delaware or under any Applicable Contract. No person has any right under the Company’s Certificate of Incorporation, the By-Laws, the General Corporation Law of the State of Delaware or under any Applicable Contract to cause the Company to register under the 1933 Act any shares of Common Stock or to include any such shares in the Registration Statement or the offering contemplated thereby.

3. The IPO Securities conform as to legal matters in all material respects to the description thereof in the Prospectus under the caption “Description of Shares.”

4. The Securities have been duly authorized by the Company and, when delivered to and paid for by the Underwriters in accordance with the terms of the Purchase Agreement, will be validly issued, fully paid and nonassessable and free and clear of any preemptive rights or any similar rights arising under the Delaware General Corporation Law, the Certificate of Incorporation, the By-Laws or any Applicable Contract, and no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

5. The BDC Holdings Securities have been duly authorized by the Company and, when delivered to and paid for by BDC Holdings in accordance with the terms of the Subscription Agreement, will be validly issued, fully paid and nonassessable and free and clear of any preemptive rights or any similar rights arising under the Delaware General Corporation Law, the Certificate of Incorporation, the By-Laws or any Applicable Contract, and no holder of the BDC Holdings Securities is or will be subject to personal liability by reason of being such a holder.

6. The Purchase Agreement has been duly authorized, executed and delivered by the Company and THL Advisors.

7. Each of the Company Agreements (other than the Purchase Agreement, which is addressed in paragraph 6 above) has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

Exhibit A-1

8. The BDC Holdings Subscription Agreement has been duly authorized, executed and delivered by BDC Holdings. The BDC Holdings Subscription Agreement is a valid and binding agreement of BDC Holdings, enforceable against BDC Holdings in accordance with its terms.

9. The Conveyance Documents have been duly authorized, executed and delivered by THL Credit Opportunities and BDC Holdings, as applicable. Each of the Conveyance Documents is a valid and binding agreement of THL Credit Opportunities and BDC Holdings, as applicable, enforceable against THL Credit Opportunities and BDC Holdings, as applicable, in accordance with its terms.

10. The License Agreement has been duly authorized, executed and delivered by THL Partners. The License Agreement is a valid and binding agreement of THL Partners, enforceable against THL Partners in accordance with its terms.

11. The Private Placement, in the manner contemplated in the Initial Portfolio Assets Agreement, does not require registration under the 1933 Act.

12. Each of the Applicable Contracts has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

13. The execution and delivery by the Company of each of the Company Agreements and the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the IPO Securities, will not (i) conflict with the Certificate of Incorporation or the By-Laws, (ii) constitute a violation of, or a breach or default under, the terms of any Applicable Contract or (iii) violate or conflict with, or result in any contravention of, any Applicable Law or Applicable Order. We do not express any opinion, however, as to whether the execution, delivery or performance by the Company of any of the Company Agreements will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company.

14. To our knowledge, the Company does not have any subsidiaries.

15. The form of certificate used to evidence the IPO Securities and the Common Stock issued in connection with the Private Placement complies in all material respects with the applicable requirements of the Delaware General Corporation Law, with any applicable requirements of its Certificate of Incorporation, By-Laws and other similar organizational documents of the Company and the rules of The NASDAQ Global Select Market.

16. To our knowledge, there are no legal or governmental proceedings, actions, suits, inquiries or investigations pending or threatened to which the Company is a party or to which any property of the Company is subject that are required to be disclosed in the Registration Statement, the General Disclosure Package or the Prospectus pursuant to Item 103 of Regulation S-K of the 1933 Act Regulations that are not so disclosed.

17. The statements in the Registration Statement, the General Disclosure Package, and the Prospectus under the captions “Description of Shares—Common Stock,” “The Company—Properties,” “The Company—Operating and Regulatory Structure,” “The Company—Legal Proceedings,” “The Advisor—Investment Management Agreement,” The Advisor—Administration Agreement,” “Certain Relationships” and in the Registration Statement under Item 30 insofar as such statements purport to summarize matters of law, summaries of legal proceedings, legal conclusions, certain provisions of the 1940 Act, the Delaware General Corporation Law, the Common Stock, the Certificate of Incorporation, the By-Laws or the applicable agreements referenced therein, fairly summarize such provisions in all material respects.

Exhibit A-2

18. No Governmental Approval which has not been obtained or taken and is not in full force and effect is required to authorize, or is required for, the due authorization, execution and delivery of the Purchase Agreement or the BDC Holdings Subscription Agreement by the Company or the transactions contemplated thereby.

19. The Investment Management Agreement contains the provisions required by Section 15 of the 1940 Act and does not contain any provision prohibited by Section 205 of the Advisers Act.

20. The Company has adopted and implemented written policies and procedures pursuant to Rule 38a-1 under the 1940 Act which its Board of Directors has determined are reasonably designed to prevent violation of the federal securities laws by the Company, including policies and procedures that provide oversight of compliance of each investment.

21. Each of the Company Agreements complies in all material respects with all applicable provisions of the 1940 Act and the Advisers Act.

22. To our knowledge, there are no persons with registration rights or other similar rights to have any shares of Common Stock registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

23. The Company is not and, solely after giving effect to the offering and sale of the IPO Securities and the application of proceeds thereof as described in the Registration Statement, the General Disclosure Package and the Prospectus, will not be, required to register as an “investment company” as such term is defined in the 1940 Act.

24. Although the discussion set forth in the Registration Statement, the General Disclosure Package, and the Prospectus under the caption “Tax Matters” does not purport to summarize all possible United States federal income tax considerations of the acquisition, ownership, and disposition of the Securities offered pursuant to the Registration Statement, the General Disclosure Package, and the Prospectus, such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the acquisition, ownership, and disposition of the Securities offered pursuant to the Registration Statement, the General Disclosure Package, and the Prospectus that are anticipated to be material to U.S. Holders, subject to the qualifications set forth therein.

25. The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 497 has been made in the manner and within the time period required by Rule 497; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or threatened by the Commission.

On the basis of the foregoing, (i) the Registration Statement, including the 430A Information, at the time it became effective, and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations (except that in each case we do not express any view as to the financial statements, schedules and other financial information included therein or excluded therefrom), (ii) the Company is eligible to use Form N-2

Exhibit A-3

and (iii) no facts have come to our attention that have caused us to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial information included therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement). In addition, on the basis of the foregoing, no facts have come to our attention that have caused us to believe that the General Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading (except that we do not express any view as to the financial statements and financial schedules and other financial information included or excluded therefrom or the statements contained in the exhibits to the Registration Statement).

In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

Exhibit A-4

Exhibit B

FORM OF OPINION OF COUNSEL TO THL ADVISORS

TO BE DELIVERED PURSUANT TO SECTION 5(c)

1. Each of the Company Agreements (other than the Purchase Agreement, which is addressed in paragraph 6 in the Opinion of Counsel to the Company set forth in Exhibit A) has been duly authorized, executed and delivered by THL Advisors and is a valid and binding agreement of THL Advisors, enforceable against THL Advisors in accordance with its terms.

2. THL Advisors (a) is a limited liability company duly formed, is in good standing and has a legal existence under the laws of the State of Delaware, (b) has all necessary power and authority to own, lease and operate its properties and assets and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and (c) is registered and qualified to conduct its business and is in good standing in the Commonwealth of Massachusetts, the State of California and the State of Texas.

3. THL Advisors is duly registered with the Commission as an investment advisor under the Advisers Act and is not prohibited under the Advisers Act, the applicable published rules and regulations of the Commission under the Advisers Act, the 1940 Act and the applicable published rules and regulations of the Commission under the 1940 Act from acting under the Investment Management Agreement for the Company as described in the Registration Statement, General Disclosure Package and the Prospectus, and, to our knowledge, there does not exist any Commission proceeding or inquiry pending or threatened which should reasonably be expected to adversely affect the registration of THL Advisors with the Commission.

4. THL Advisors has the requisite power and authority to enter into the Purchase Agreement, and the Purchase Agreement has been duly authorized, executed and delivered by THL Advisors.

5. The execution and delivery by THL Advisors of each of the Company Agreements to which it is a party and the consummation by THL Advisors of the transactions contemplated thereby, including the issuance and sale of the IPO Securities, will not (i) conflict with the Certificate of Formation or THL Advisors’ LLC Agreement, (ii) constitute a violation of, or a breach or default under, the terms of any Applicable Contract or (iii) violate or conflict with, or result in any contravention of, any Applicable Law or Applicable Order. We do not express any opinion, however, as to whether the execution, delivery or performance by the Company of any of the Company Agreements will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company.

6. To our knowledge, there are no legal or governmental proceedings, actions, suits, inquiries or investigations pending or threatened to which THL Advisors is a party or to which any property of THL Advisors is subject, in either case, (A) that are required to be disclosed in the Registration Statement, the General Disclosure Package or the Prospectus pursuant to Item 103 of Regulation S-K of the 1933 Act Regulations that are not so disclosed or (B) which seek to restrain, enjoin or prevent the consummation of the issuance or sale of the IPO Securities under the Purchase Agreement or BDC Holdings Subscription Agreement.

7. To our knowledge, no consent, approval, authorization, filing with or order of any Governmental Authority is required in connection with the transactions contemplated in the Company Agreements to which THL Advisors is a party, other than those that have been made or obtained under the 1940 Act or the Advisers Act.

Exhibit B-1

8. No Governmental Approval which has not been obtained or taken and is not in full force and effect is required to authorize, or is required for, the execution and delivery of the Investment Management Agreement by THL Advisors or the transactions contemplated thereby.

9. THL Advisors has adopted and implemented written policies and procedures pursuant to Rule 206(4)-7 under the Advisers Act which THL Advisors has determined are reasonably designed to prevent violation of the Advisers Act by THL Advisors.

Exhibit B-2

Exhibit C

Form of lock-up from directors, officers or other stockholders pursuant to Section 5(k)

April     , 2010

Merrill Lynch, Pierce, Fenner & Smith

    Incorporated

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

as Representatives of the several Underwriters

c/o Merrill Lynch, Pierce, Fenner & Smith

       Incorporated

One Bryant Park

New York, New York 10036

Re:        Proposed Public Offering by THL Credit, Inc.

Dear Sirs:

The undersigned, a stockholder [and an officer and/or director]1 of THL Credit, Inc., a Delaware corporation (the “Company”), understands that Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. (the “Representatives”) propose to enter into a Purchase Agreement (the “Purchase Agreement”) with the Company and THL Credit Advisors LLC, a Delaware limited liability company, providing for the public offering of shares (the “IPO Securities”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The undersigned acknowledges and understands that, as used herein, the term “Common Stock” includes the IPO Securities and any other shares of the Company’s Common Stock, whether acquired in a private placement or otherwise. In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder [and an officer and/or director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 180 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of the Representatives, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the purchase of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-up Securities, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

Notwithstanding the foregoing, if:

(1) during the last 17 days of the 180-day lock-up period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or

[1]	Delete or revise bracketed language as appropriate.

Exhibit C-1

(2) prior to the expiration of the 180-day lock-up period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 180-day lock-up period, the Representatives may extend, by written notice to the Company, the restrictions imposed by this lock-up agreement until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable.

The undersigned hereby acknowledges and agrees that written notice of any extension of the 180-day lock-up period pursuant to the previous paragraph will be delivered by the Representatives to the Company (in accordance with Section 11 of the Purchase Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement during the period from the date of this lock-up agreement to and including the 34th day following the expiration of the initial 180-day lock-up period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the 180-day lock-up period (as may have been extended pursuant to the previous paragraph) has expired.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

Very truly yours,

Signature:

Print Name:

Exhibit C-2